UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2012

NORTHERN ILLINOIS GAS COMPANY (doing business as NICOR GAS COMPANY)
(Exact name of registrant as specified in its charter)

Illinois	1-7296	36-2863847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1844 Ferry Road Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 983-8888
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01           Regulation FD Disclosure.

On June 26, 2012, Northern Illinois Gas Company (“Nicor Gas”) announced the appointment of Beth Reese as President.  A copy of the press release issued by the parent company of Nicor Gas is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

  Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.
99.1	Press Release, dated June 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN ILLINOIS GAS COMPANY
(Registrant)
Date: June 26, 2012	/s/ Paul R. Shlanta
Paul R. Shlanta Executive Vice President and General Counsel

Exhibit Index

Exhibit No.                       Description

99.1                       Press Release, dated June 26, 2012.